Exhibit 10.2
                                                               EXECUTION COPY
                             ESCROW AGREEMENT

     This ESCROW AGREEMENT, dated as of May 23, 1996 is made among TIME WARNER INC., a Delaware corporation (together with its successors and permitted assigns, the "Depositor", except that after the assumption provided for in subsection 9.7 of the Credit Agreement, the "Depositor" shall mean TW Inc. together with its permitted successors and assigns), THE BANK OF NEW YORK, a New York banking corporation (together with its successors and permitted assigns, the "Escrow Agent") and CHEMICAL BANK, a New York banking corporation, in its capacity as Administrative Agent (the "Administrative Agent"; and together with the Depositor, the "Beneficiaries") under the Credit Agreement, dated as of May 23, 1996, among the Depositor, the several banks, financial institutions and other entities from time to time parties thereto (the "Lenders") and Chemical Bank, as Administrative Agent (as the same may from time to time be amended, supplemented or otherwise modified, the "Credit Agreement").

                      W I T N E S S E T H:

     WHEREAS, under the Credit Agreement the Depositor is required to deposit in escrow a specified number of shares of common stock of the Depositor, as adjusted pursuant to subsections 9.7 and 9.8 of the Credit Agreement (the "Stock") and from time to time may be required to deposit in escrow additional shares of Stock;

     WHEREAS, the Depositor wishes to appoint the Escrow Agent to act as its agent for the purposes of taking and retaining custody of the shares of Stock required to be deposited in escrow under the Credit Agreement; and

     WHEREAS, each of the Depositor and the Administrative Agent wishes to appoint the Escrow Agent to act as its agent for the other purposes of this Agreement and carrying out the Escrow
Agent's other obligations hereunder;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

          SECTION 1.  DEFINED TERMS

          1.1  Definitions.  (a)  Unless otherwise defined herein
(i) terms defined in the preamble and recitals hereto are used herein as so defined and (ii) terms defined in the Credit
Agreement are used herein as so defined; and the following terms shall have the following meanings:

          "Authorized Representative":  as defined in subsection
     2.3 hereof.

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          "Blocking Notice":  as defined in subsection 2.4 hereof.

          "Blocking Period":  as defined in subsection 5.1 hereof.

          "Escrowed Stock":  as defined in subsection 2.2 hereof.

          "Securities Act":  as defined in subsection 5.3 hereof.

          (b) All references herein to "the Agreement" or "this Agreement" are to this Escrow Agreement as it may be amended, supplemented or modified from time to time, and all references hereto to Sections, subsections and Exhibits are to Sections, subsections and Exhibits of this Agreement unless otherwise specified.

          SECTION 2.  APPOINTMENT AND DUTIES OF THE ESCROW AGENT

          2.1 Appointment of Escrow Agent. The Depositor hereby appoints the Escrow Agent to act as its agent for the purposes of taking and retaining custody of the shares of Stock required to be deposited in escrow under the Credit Agreement in accordance with the terms and conditions of this Agreement; and each of the Administrative Agent and the Depositor appoints the Escrow Agent to act as its agent for purposes of carrying out the Escrow Agent's other obligations hereunder.

          2.2 Deposit of Escrowed Stock. The Depositor may from time to time deposit with the Escrow Agent certificates representing shares of Stock pursuant to the terms of the Credit Agreement (such Stock, the "Escrowed Stock"), together with undated stock powers duly executed in blank in respect of such Escrowed Stock. All such deposited Stock shall be accompanied by a notice from the Depositor to the Escrow Agent substantially in the form of Exhibit 1, with a copy of such notice sent to the Administrative Agent. The sole responsibilities of the Escrow Agent with respect to Escrowed Stock shall be to act as custodian thereof for the Depositor so long as such Escrowed Stock shall remain in the Escrow Agent's possession. The Escrow Agent shall promptly, but in any event within one (1) Business Day, provide to the Administrative Agent written verification of all Stock deposited hereunder or removed from escrow hereunder by the Depositor substantially in the form of Exhibit 2. The Escrow Agent shall have no duty to monitor the delivery to it of such shares of Stock other than to note receipt of such on its records and to notify the Administrative Agent thereof as provided in the preceding sentence.

          2.3 Authorized Representatives. The Escrow Agent shall accept only written instructions of an Authorized
Representative (as defined below) of the Administrative Agent or

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the Depositor concerning the use, handling and disposition of the
Escrowed Stock. Each individual designated as an authorized representative of the Administrative Agent, the Depositor or the Escrow Agent (each, an "Authorized Representative") is authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement on behalf of the Administrative Agent, the Depositor or the Escrow Agent, as the case may be, and the specimen signature for each such Authorized Representative thereof initially authorized hereunder is set forth on Exhibits 5, 6 and 7 hereto, respectively. From time to time the Administrative Agent, the Depositor and the Escrow Agent may, by delivering to each of the others a revised exhibit, change the information previously given, but each of the other parties hereto shall be entitled to rely conclusively on the last exhibit until receipt of a superseding exhibit.

          2.4  Right of Depositor to Withdraw Escrowed Stock.
          (a) Unless the Escrow Agent shall have received written notice (a "Blocking Notice") from the Administrative Agent that the Escrow Agent may no longer accept directions from the Depositor pursuant hereto, the Escrow Agent, upon the receipt of a written request from the Depositor, in substantially the form of Exhibit
3 hereto (with a copy to the Administrative Agent) specifying the number of shares of Escrowed Stock to be released by the Escrow Agent to the Depositor, shall release the number of shares of Escrowed Stock specifically requested by the Depositor to the Depositor. The Escrow Agent shall deliver to the Depositor (or to the Person designated by the Depositor in such written request) upon receipt of such written instructions of the Depositor, as rapidly as practicable, but in no case later than two (2) Business Days, all of the shares of Escrowed Stock so designated for delivery, together with the undated stock powers in respect of such Escrowed Stock. For purposes of effecting such release, the Escrow Agent may deliver to the Depositor for exchange certificates representing all or a portion of the Escrowed Stock for one or more certificates aggregating the number of shares of Escrowed Stock specified by the Depositor as remaining in escrow. In such case the Depositor will promptly redeliver to the Escrow Agent certificates representing such remaining shares, together with new undated stock powers duly executed in blank for such remaining shares.

          (b) Any instruction by the Depositor to deliver the shares of Escrowed Stock to the Depositor (or to a Person designated by the Depositor) must inform the Escrow Agent, to the Escrow Agent's satisfaction, of the terms and method of delivery of the shares of such Stock. The Depositor shall hold the Escrow Agent harmless from losses or damages to any person for the safe transmittal of the shares of Stock if the Escrow Agent has complied with the Depositor's instructions regarding their delivery.

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          2.5  Right of Administrative Agent to Direct Escrow
Agent. (a) At any time after the Administrative Agent shall have delivered a Blocking Notice to the Escrow Agent, the Escrow Agent, upon the receipt of a written request from the Administrative Agent, in substantially the form of Exhibit 4 (with a copy to the Depositor) specifying the number of shares of Escrowed Stock to be released by the Escrow Agent, shall release the number of shares of Escrowed Stock specifically requested by the Administrative Agent to the buyer (or such buyer's nominee or agent) set forth in such written request. The Escrow Agent shall deliver to the buyer (or such buyer's nominee or agent) set forth in such written request, as rapidly as practicable, but in no case later than two (2) Business Days, all of the shares of Escrowed Stock so designated for delivery, together with the undated stock powers in respect of such Escrowed Stock.

          (b) Any instruction by the Administrative Agent to deliver the shares of Escrowed Stock must inform the Escrow Agent, to the Escrow Agent's satisfaction, of the terms and method of delivery of the shares of such Stock to or for the account of the purchaser thereof. The Administrative Agent shall hold the Escrow Agent harmless from losses or damages to any person for the safe transmittal of the shares of Stock if the Escrow Agent has complied with the Administrative Agent's instructions regarding their delivery.

          (c) During a Blocking Period, the Depositor shall only be permitted to request the release of Escrowed Stock with the written consent of the Administrative Agent. Once a Blocking Notice is received by the Escrow Agent, without the written consent of the Administrative Agent, the Escrow Agent shall not thereafter release any Escrowed Stock to the Depositor or its order (even if the Depositor's request was received prior to the delivery of the Blocking Notice).

          (d) The Depositor hereby authorizes and instructs the Escrow Agent to comply with any instruction received by it from the Administrative Agent in writing that (a) states that a Blocking Period is in effect and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Depositor, and the Depositor and the Administrative Agent agree that the Escrow Agent shall be fully protected in so complying.

          2.6  Reliance of Escrow Agent.  The notices,
statements, directions and certificates requested under or required by this Section 2 shall be full authority for and direction to the Escrow Agent to execute the certificates and notices and deliver the shares of Stock and stock powers referred to herein and the Escrow Agent shall promptly do so. The Escrow Agent in so doing shall have no liability to any Person except on account of its wilful misconduct or negligence. In addition,

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anything to the contrary contained in this Agreement
notwithstanding, the Escrow Agent shall have no obligation to ascertain, inquire or otherwise determine whether or not actions taken (or requested to be taken), or notices given, under this Agreement are being taken (or requested to be taken) or given in accordance with the terms of the Credit Agreement.

          2.7 Safekeeping of Escrowed Stock. All shares of Escrowed Stock (together with the related stock powers) shall be kept in fireproof vaults or cabinets at the office of the Escrow Agent specified in subsection 6.2, or at such other office as shall be specified to the Beneficiaries by 30 days' prior written notice. All shares of Escrowed Stock (together with the related stock powers) shall be placed together in a separate file cabinet with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access.

          2.8 Recordkeeping. The Escrow Agent shall keep all shares of Escrowed Stock clearly segregated from any other documents or instruments in its files and shall establish and at all times maintain an account (the "Escrow Account") at its office referred to in subsection 2.7 which sets forth the Escrowed Stock from time to time being held pursuant to this Agreement. The Escrow Agent shall maintain a clear listing of all shares of Escrowed Stock and indicate that the Escrow Account is an escrow account and all such shares of Escrowed Stock are held in escrow pursuant to this Agreement, and that the Escrow Agent is holding such files solely as Escrow Agent pursuant hereto.

          2.9 Inspection of Escrowed Stock. The Escrow Agent hereby agrees and covenants that, on reasonable prior notice, it will permit any representative of the Depositor or the Administrative Agent (or any of their agents), during the Escrow Agent's normal business hours, to examine the books of account, records, reports and other papers of the Escrow Agent relating to the shares of Escrowed Stock, and to make copies and extracts therefrom, all at such reasonable times and as often as may be reasonably requested.

          2.10 No Implied Duties or Covenants. The Escrow Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Escrow Agent; in the absence of bad faith on its part, the Escrow Agent may rely, as to the truth of the statements and correctness of the instructions given, on instruments and reports furnished to the Escrow Agent and conforming to the requirements of this Agreement.

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          2.11   Standard of Care.  In performing its duties as
the Escrow Agent, the Escrow Agent shall use the highest degree of care and attention employed by the custodians holding and transferring shares of stock.

          2.12 No Representations or Warranties. The Escrow Agent makes no warranty or representation as to the validity of the shares of Stock and is acting solely as agent of the Beneficiaries to furnish only those services which are expressly described herein and any other administerial service or action which is reasonably requested by the Depositor or the Administrative Agent in order to accomplish the purposes of this Agreement.

          2.13 Compensation of Escrow Agent. At the time of execution of this Agreement, the Depositor covenants and agrees to pay to the Escrow Agent and the Escrow Agent shall be entitled to receive, under a written agreement with the Depositor, compensation for all services rendered by it hereunder and in the exercise and performance of any of the powers and duties hereunder of the Escrow Agent, and the Depositor will pay or reimburse the Escrow Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

          SECTION 3.  INDEMNIFICATION

          3.1 Indemnification of Escrow Agent. The Depositor agrees to indemnify and hold the escrow agent and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Escrow Agent because of the breach by the Escrow Agent of its obligations hereunder, which breach was caused by the negligence, lack of good faith or willful misconduct on the part of the Escrow Agent or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any termination of this Escrow Agreement.

          3.2  Exculpatory Provisions.  (a) Neither the Escrow
Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it

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or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Escrow Agreement, including, without limitation, in the selection of shippers and methods of shipment, except for its or their own negligence, lack of good faith or willful misconduct. In no event shall the Escrow Agent or its directors, officers, agents and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages. The Escrow Agent shall not be responsible to the Depositor, the Administrative Agent or any other party for recitals, statements or warranties or representations of any other party hereto contained herein, in the Credit Agreement or in any document or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Escrow Agreement or the Credit Agreement on the part of Administrative Agent or the Depositor.

          (b) The Escrow Agent may, with the consent of the Depositor (which consent shall not be unreasonably withheld), consult with legal counsel (the reasonable expenses of which will be the responsibility of the Depositor) as to any matter relating to this Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from said counsel.

          (c) Subject in all circumstances to the provisions of subsection 2.5 (which provides, among other things, that during a Blocking Period (i) the Escrow Agent shall only follow directions of the Depositor with the written consent of the Administrative Agent and (ii) the Depositor authorizes and instructs the Escrow Agent to comply with the instructions of the Administrative Agent), in the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than retaining possession of the Escrowed Stock, unless the Escrow Agent receives written instructions, signed by the Depositor or the Administrative Agent or by the Depositor and the Administrative Agent jointly, which eliminates such ambiguity or uncertainty.

          SECTION 4.  TERMINATION OF AGREEMENT

          4.1 Termination by Notice. This Agreement may be terminated at any time by the Depositor (with the consent, which shall not be unreasonably withheld, of the Administrative Agent) by written notice delivered by an Authorized Representative of both of them to the Escrow Agent. In such event, the Depositor (with the consent, which shall not be unreasonably withheld, of the Administrative Agent) will select a replacement escrow agent. The effective date of termination shall be as specified in such notice.

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          4.2  Termination Procedures.  (a)  Upon the termination
of this Agreement and upon written notice to the Escrow Agent from the Depositor and the Administrative Agent, the Escrow Agent shall deliver to any successor escrow agent (or, if the Commitments shall have terminated and the Loans and all other amounts owing under the Loan Documents shall have been paid in full, to the Depositor or its designee), at the Escrow Agent's office, all shares of Stock then held by the Escrow Agent (together with the related stock powers).

          (b) If, upon termination of this Agreement, the Depositor fails to accept delivery of, or provide written delivery instructions for, all shares of Escrowed Stock then held by the Escrow Agent pursuant to this Agreement, the Escrow Agent shall have the right upon thirty (30) days' prior written notice to the Depositor and the Administrative Agent, to store the unaccepted shares of Escrowed Stock in a non-fireproof area and shall not be held liable by the Depositor for damage, theft, fire or other perils relating to the shares of Escrowed Stock. Upon termination of this Agreement, the Escrow Agent will not accept any instructions from the Depositor other than arrangements for complete delivery of all shares of Stock in its possession. Upon the Depositor's failure to arrange complete delivery or provide instructions for delivery within thirty (30) days of termination, the Escrow Agent shall have the right to mail all packages by regular, insured U.S.A. mail or United Parcel Service to the Depositor.

          SECTION 5.  RIGHTS OF ADMINISTRATIVE AGENT AFTER A
BLOCKING NOTICE.

          5.1 Blocking Period Rights. The following provisions of this Section 5 shall apply during any period when a Blocking
Notice is in effect and has not been withdrawn by the Administrative Agent (a "Blocking Period").

          5.2 Right to Dispose of Escrowed Stock. During a Blocking Period commenced in accordance with the terms of subsection 5.10 of the Credit Agreement, the Administrative Agent may exercise, in addition to all other rights and remedies granted in this Agreement and in the Credit Agreement the following rights and remedies. The Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except as may be required by the Credit Agreement or any notice required by law referred to below) to or upon the Depositor or any other Person (all and each of which demands, defenses, presentments, protests, advertisements and notices are (except as aforesaid) hereby waived), may in such circumstances, on behalf of the Depositor, forthwith sell (or cause the sale of), assign, give option or options to purchase or otherwise dispose of and deliver the Escrowed Stock or any part thereof (or contract to do any of the

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foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk subject to any requirements of applicable law. The Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Escrowed Stock so sold, free of any right or equity of redemption in the Depositor, which right or equity is hereby waived and released. The Administrative Agent shall apply the Net Cash Proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Escrowed Stock or in any way relating to the Escrowed Stock or the rights of the Administrative Agent and the Lenders hereunder, to the payment in whole or in part of the Loans to the extent then due and all other amounts then owing under the Credit Agreement in accordance with its terms, in such order as the Administrative Agent may elect, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law need the Administrative Agent account for the surplus, if any, to the Depositor. To the extent permitted by applicable law, the Depositor waives all claims, damages and demands it may acquire against the Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder in accordance with this Agreement and the Credit Agreement. If any notice of a proposed sale or other disposition of Escrowed Stock shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Depositor shall remain liable for any deficiency (but only to the extent set forth in the Credit Agreement) if the proceeds of any sale or other disposition of Escrowed Stock are insufficient to pay the Loans and all other amounts owing under the Credit Agreement and the reasonable fees and disbursements of any attorneys employed by the Administrative Agent or any Lender to collect such deficiency.

          5.3 Registration Rights; Private Sales. (a) If the Administrative Agent shall determine to exercise its right, on behalf of the Depositor, to sell (or cause the sale of) any or all of the Escrowed Stock on behalf of the Depositor pursuant to subsection 5.2 hereof, and if in the opinion of the Administrative Agent it is necessary or advisable to have the Escrowed Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Depositor will execute and deliver, and cause its directors and officers to execute and deliver, all such instruments and documents, and do or cause to be done all

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such other acts as may be, in the opinion of the Administrative
Agent, necessary or advisable to register the Escrowed Stock, or that portion thereof to be sold, under the provisions of the Securities Act, to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Escrowed Stock, or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Depositor agrees to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

          (b) The Depositor recognizes that the Administrative Agent may be unable to effect or cause a public sale of any or all the Escrowed Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Depositor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay a sale of any of the Escrowed Stock for the period of time necessary to permit the Depositor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even though the Depositor has agreed to do so.

          (c) The Depositor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Escrowed Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Depositor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the Lenders, that the Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Depositor, and the Depositor

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hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit
Agreement.

          5.4 Administrative Agent's Appointment as Attorney-in-Fact. (a) During any Blocking Period, the Depositor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent of the Administrative Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Depositor and in the name of the Depositor or in the Administrative Agent's own name, from time to time in the Administrative Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any endorsements, assignments or other instruments of transfer.

          (b) The Depositor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in subsection 5.4(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated.

          5.5 Duty of Administrative Agent. The Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of any Escrowed Stock in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar securities and property for its own account that it is holding for sale. Neither the Administrative Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Escrowed Stock or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Escrowed Stock upon the request of the Depositor or any other Person or to take any other action whatsoever with regard to the Escrowed Stock or any part thereof.

          SECTION 6.  MISCELLANEOUS

          6.1 Assignment, Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and permitted assigns. Except as otherwise provided in this Agreement, no other Person shall have any right or obligation hereunder. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may not be assigned (a) by the Escrow Agent without the prior written consent of the Administrative

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Agent and the Depositor, which shall not be unreasonably withheld and (b) by the Depositor without the prior written consent of the Administrative Agent (except as specified in subsection 9.7 of the Credit Agreement).

          6.2 Notices. (a) Except as otherwise specifically provided for in this Agreement, all notices, payments and other communications between the parties hereto shall be given by an Authorized Representative of the Administrative Agent, the Escrow Agent or the Depositor, as the case may be, in writing (including by facsimile) and shall be either hand delivered or mailed by registered or certified mail, postage prepaid, return receipt requested, or by facsimile (with receipt confirmed and with a hard copy sent promptly), Federal Express, other overnight couriers providing receipts or electronic mail as follows:

          If to the Administrative Agent:

          Chemical Bank
          270 Park Avenue
          New York, New York  10017
          Attention:  Dorothy Vena
          Telephone Number:  (212) 270-4048
          Telecopy Number:   (212) 270-7904

          If to the Escrow Agent:

          The Bank of New York
          101 Barclay Street
          Floor 12 East
          New York, New York  10286
          Attention:  Corporate Trust Escrow Unit
          Telephone Number:  (212) 815-5228
          Telecopy Number:  (212) 815-5999

          If to the Depositor:

          Time Warner Inc.
          75 Rockefeller Plaza
          New York, New York  10019
          Attention:  Chief Financial Officer
          Telephone Number:   (212) 484-7375
          Telecopy Number:    (212) 307-0126

          Copies to:

          Attention:  General Counsel
          Telephone Number:   (212) 484-7580
          Telecopy Number:    (212) 956-7281

                                                                           13
          and to

          Cravath, Swaine & Moore
          825 Eighth Avenue
          New York, New York  10019
          Attention:  William P. Rogers, Jr.
          Telephone:     (212) 474-1270
          Telecopy:      (212) 474-3700

          (b) Except with respect to the Escrow Agent, where notices shall be deemed effective when received, any such notice, payment or communication so delivered or addressed and mailed by certified mail, postage prepaid, return receipt requested, shall be deemed to have been given when so mailed. Notice given by Federal Express or electronic mail shall be deemed given twenty-four (24) hours after communicated. Any party may change the address to which notices, payments or communications shall be given by notifying the other party in writing as provided for in this subsection.

          (c) The Depositor shall provide written notice to the Escrow Agent within one Business Day of the effective date of the assumption referred to in the preamble hereto.

          6.3 No Set-off. The Escrow Agent, in its capacity as escrow agent hereunder or otherwise, hereby agrees that it will not set-off against the shares of Escrowed Stock delivered under this Agreement or the proceeds thereof any claims which it may have against the Administrative Agent, the Depositor or any other Person. The Escrow Agent, in its capacity as escrow agent hereunder or otherwise, hereby expressly waives any and all rights it may have to file a lien against any share of Escrowed Stock individually or in the aggregate.

          6.4 Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

          6.5 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

          6.6 TW Inc. Assumption. Effective upon receiving notice from Time Warner Inc. that the assumption referred to in the preamble hereto has occurred, TW Inc. shall, in accordance with subsection 9.7 of the Credit Agreement, be the "Depositor" for all purposes of this Agreement.

                                                                           14
          6.7 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          6.8 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          6.9  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE
STATE OF NEW YORK.

          6.10 Genuineness of Documents. In the absence of bad faith or negligence on the part of the Escrow Agent, the Escrow Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Escrow Agent, reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement; but in the case of any document or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Escrow Agent, the Escrow Agent shall be under a duty to examine the same to determine whether or not it conforms to the requirements of this Agreement. The Escrow Agent may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel.

          6.11 Not a Security Interest. The Beneficiaries hereby acknowledge and agree that this Agreement is not intended to, and does not, create a security interest in the Escrowed Stock. The parties hereto hereby acknowledge and agree that (a) neither the Administrative Agent nor any Lender has any interest in Common Stock by virtue of the transactions contemplated by the Credit Agreement or this Agreement and (b) the Lenders are not, and under no circumstances shall be deemed, holders of the Common Stock (nor do they have, and under no circumstances shall they be deemed to have, any interest therein) by virtue of any of the provisions hereof or of the Credit Agreement.

          6.12  WAIVERS OF JURY TRIAL.  THE DEPOSITOR, THE ESCROW
AGENT AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY AND
UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR

PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM
THEREIN.

          6.13 Amendments and Waiver. This Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in writing and signed by the party to be charged.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                THE BANK OF NEW YORK,
                                   as the Escrow Agent

                                By: ________________________
                                   Name:
                                   Title:


                                CHEMICAL BANK, as Administrative
                                    Agent under the Credit Agreement

                                By: ________________________
                                   Name:
                                   Title:


                                TIME WARNER INC., as Depositor

                                By: ________________________
                                   Name:
                                   Title:

                                EXHIBIT 1
                                                                   [DATE]

The Bank of New York, as
  Escrow Agent
101 Barclay Street
Floor  12 East
New York, New York  10286
Attention:  Corporate Trust Escrow Unit


Re: The Escrow Agreement, dated as of May 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Escrow Agreement"), among Time Warner Inc., a Delaware corporation (together with its successors and assigns, the "Depositor", except that after the assumption referred to in subsection 9.7 of the Credit Agreement, the "Depositor" shall mean TW Inc. and its successors and assigns), The Bank of New York, a New York banking corporation (the "Escrow Agent") and Chemical Bank, a New York banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent").


Dear Sirs:

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Escrow Agreement.

     In accordance with the terms of the Escrow Agreement and the Credit Agreement referred to therein, enclosed please find the following shares of Stock (together with properly completed undated stock powers executed in blank by a duly authorized officer of the Depositor), all of which shall be held in escrow pursuant to the terms of the Escrow Agreement:

     Stock Certificate Number      Number of Shares




                                TIME WARNER INC., as Depositor

                                By:  _________________________
                                     Name:
                                     Title:

cc:  Chemical Bank, as Administrative Agent

The Escrow Agent hereby acknowledges receipt of the above-listed
Stock (and related stock powers) as of _______________, 19__ and confirms to Depositor that it is holding such documents in accordance with the terms of the Escrow Agreement.

                                THE BANK OF NEW YORK, as
                                Escrow Agent

                                By:  _________________________
                                     Name:
                                     Title:

                                EXHIBIT 2
                                                                     [DATE]


Chemical Bank, as Administrative Agent
270 Park Avenue
New York, New York  10017
Attention:  Dorothy Vena


Re: The Escrow Agreement, dated as of May 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Escrow Agreement"), among Time Warner Inc., a Delaware corporation (together with its successors and assigns, the "Depositor", except that after the assumption referred to in subsection 9.7 of the Credit Agreement, the "Depositor" shall mean TW Inc. and its successors and assigns), The Bank of New York, a New York banking corporation (the "Escrow Agent") and Chemical Bank, a New York banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent").


Dear Sirs:

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Escrow
Agreement.

     In accordance with subsection 2.2 of the Escrow Agreement, we hereby notify you that [on __________ __, 19__ we received from the Depositor a notice (a copy of which is attached hereto as acknowledged by us), pursuant to which the shares of Stock (together with properly completed stock powers executed in blank by a duly authorized officer of the Depositor) set forth therein were delivered to the Escrow Agent and are now being held in escrow pursuant to the terms of the Escrow Agreement] [on _____________________, 19__ we received from the Depositor a notice in accordance with subsection 2.4 of the Escrow Agreement (a copy of which is attached) pursuant to which the Depositor requested that we release to the Depositor the Stock described therein. On [__________ __, 19__] we released said Stock to the Depositor.]

                                THE BANK OF NEW YORK, as
                                   Escrow Agent

                                By:  _________________________
                                     Name:
                                     Title:

                                EXHIBIT 3
                                                                    [DATE]

The Bank of New York, as Escrow Agent
101 Barclay Street
Floor 12 East
New York, New York  10286
Attention:  Corporate Trust Escrow Unit


Re: The Escrow Agreement, dated as of May 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Escrow Agreement"), among Time Warner Inc., a Delaware corporation (together with its successors and assigns, the "Depositor", except that after the assumption referred to in subsection 9.7 of the Credit Agreement, the "Depositor" shall mean TW Inc. and its successors and assigns), The Bank of New York, a New York banking corporation (the "Escrow Agent") and Chemical Bank, a New York banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent").


Dear Sirs:

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Escrow
Agreement.

     In accordance with subsection 2.4 of the Escrow Agreement, the Depositor hereby formally requests the release and transfer of ____ shares of Stock (Stock Certificate Nos. ___, ___ and ___), together with the related stock powers, and the delivery of the same to [_______________] via _______________ at the address listed below:

          Delivery Address
          ___________________

     In connection therewith, the Depositor hereby certifies that:

          (a) no Default or Event of Default (as defined in the Credit Agreement) has occurred and is continuing;

          (b) the release requested hereby is permitted by the terms of the Credit Agreement and the Escrow Agreement [and is being requested pursuant to subsection 5.9(c)(i) of the Credit Agreement as, after giving effect to the release requested hereby, (i) no Default or Event of Default shall have occurred, (ii) the Borrower is in compliance with the Ratios as of the immediately preceding Valuation Date and
     (iii) after giving effect to any concurrent reduction in the Maximum Commitment Amount, the Maximum Commitment Amount is less than or equal to 50% of the Aggregate Loan Value of the remaining Escrowed Stock as of the Valuation Date immediately preceding the date of withdrawal];

          (c) the Current Reg. U Loan Value of the Escrowed Stock prior to the release requested hereby is [_______];

          (d) the Current Reg. U Loan Value of the Escrowed Stock after giving effect to the release requested hereby is [________];

          (e) prior to giving effect to the release requested hereby, the Base Maximum Commitment Amount is [_______]; and

          (f) after giving effect to the release requested hereby, the Base Maximum Commitment Amount is [________], as set forth below,

           [INSERT CALCULATIONS IN REASONABLE DETAIL].

                                TIME WARNER INC., as Depositor

                                By:  ________________________
                                     Name:
                                     Title:

The Depositor hereby acknowledges receipt of the shares of Stock referred to above this __ day of __________, 199_.

TIME WARNER INC., as Depositor

By:  ____________________
     Name:
     Title:

cc:  Chemical Bank, as Administrative Agent

                                EXHIBIT 4
                                                                     [DATE]

The Bank of New York, as Escrow Agent
101 Barclay Street
Floor 12 East
New York, New York  10286
Attention:  Corporate Trust Escrow Unit

Re: The Escrow Agreement, dated as of May 23, 1996 (as amended, supplemented or otherwise modified from time to time, the "Escrow Agreement"), among Time Warner Inc., a Delaware corporation (together with its successors and assigns, the "Depositor", except that after the assumption referred to in subsection 9.7 of the Credit Agreement, the "Depositor" shall mean TW Inc. and its successors and assigns), The Bank of New York, a New York banking corporation (the "Escrow Agent") and Chemical Bank, a New York banking corporation, as Administrative Agent (in such capacity, the "Administrative Agent").


Dear Sirs:

     Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Escrow
Agreement.

     In accordance with subsection 2.5 of the Escrow Agreement, the Administrative Agent hereby formally requests the release and transfer of ____ shares of Stock (Stock Certificate Nos. ___,
___ and ___), together with the related stock powers, and the delivery of the same to [_____________________] via
_______________ at the address listed below:

               Delivery Address
               ___________________________

     In connection therewith, the Administrative Agent hereby certifies that the release requested hereby is permitted by the terms of the Credit Agreement and the Escrow Agreement.

                                CHEMICAL BANK, as
                                    Administrative Agent

                                By:  ____________________
                                     Name:
                                     Title:

The Administrative Agent hereby acknowledges receipt of the shares of Stock referred to above this __ day of __________, 199_.

CHEMICAL BANK, as
  Administrative Agent

By:  ________________
     Name:
     Title:

cc:  The Depositor

                                EXHIBIT 5

        AUTHORIZED REPRESENTATIVES OF THE ADMINISTRATIVE AGENT

                                EXHIBIT 6

                AUTHORIZED REPRESENTATIVES OF THE DEPOSITOR

Name                          Signature

____________________          ________________________
Title:

____________________          ________________________
Title:

____________________          ________________________
Title:

____________________          ________________________
Title:

                                EXHIBIT 7

               AUTHORIZED REPRESENTATIVES OF THE ESCROW AGENT

Name                           Signature

____________________          ________________________
Title:

___________________          ________________________
Title:

____________________          ________________________
Title:

____________________          ________________________
Title: